UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CANDELA CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 21, 2009, Paul R. Lucchese, Senior Vice President, General Counsel and Secretary of Candela Corporation (“Candela”), provided the following communication to the holders of Candela stock options and stock appreciation rights in connection with Candela reaching an agreement with Syneron Medical Ltd., a company organized under the laws of the State of Israel (“Syneron”), to combine Candela and Syneron through the merger of Syneron Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Syneron, with and into Candela on the terms and subject to the conditions of an agreement and plan of merger, dated as of September 8, 2009 and amended on November 23, 2009:

To:       The holders of stock options and stock appreciation rights of Candela Corporation:

As you are aware, on September 8, 2009, Candela Corporation (“Candela”) entered into an Agreement and Plan of Merger with Syneron Medical Ltd. (“Syneron”) and a Syneron subsidiary, which was amended on November 23, 2009 (the “Merger Agreement”), pursuant to which an indirect, wholly-owned subsidiary of Syneron will merge with and into Candela (the “Merger”), with Candela continuing as the surviving entity in the Merger.  Upon completion of the Merger, Candela will be an indirect, wholly-owned subsidiary of Syneron.  Presently, the Merger is expected to become effective (the “Effective Time”) on January 5, 2010.

In connection with the closing of the Merger, the below described options to purchase Candela common stock and stock appreciation rights granted on Candela Common Stock (collectively, the “Candela Awards”), that are outstanding immediately prior to the Effective Time, whether vested or unvested, will be assumed by Syneron and will become fully vested and continue in effect in all material respects on the same terms and conditions as in effect immediately prior to the Effective Time, and each such Candela Award will be converted automatically into an option or stock appreciation right, as the case may be, to purchase Syneron ordinary shares (“New Awards”).  The treatment of the Candela Awards in the Merger is also discussed in the proxy statement/prospectus that was first mailed to Candela stockholders on or about December 2, 2009.

The following Candela Awards will be converted automatically into a New Award at the Effective Time:

(i)            Candela Awards that are “in-the-money” (i.e., Candela Awards that have an exercise or strike price less than or equal to the product of (x) the price per Syneron ordinary share on the NASDAQ Global Select Market immediately prior to the Effective Time and (y) the exchange ratio of 0.2911 as provided in the Merger Agreement (the “Exchange Ratio”)); and

(ii)           All Candela Awards subject to, and in accordance with the existing terms of, Candela’s executive retention agreements.

Each such Candela Award will be converted automatically into a New Award subject to the following adjustments:

(i)            The number of Syneron ordinary shares subject to each New Award will be equal to the number of shares of Candela common stock remaining subject (as of immediately prior to the Effective Time) to the Candela Award multiplied by the Exchange Ratio (rounded down to the nearest whole Syneron ordinary share); and

(ii)           The exercise price per Syneron ordinary share under each New Award will be equal to (x) the exercise price per share of Candela common stock under the Candela Award divided by (y) the Exchange Ratio (rounded upward to the nearest whole cent).

All other Candela Awards which are outstanding immediately prior to the Effective Time will become fully vested, and to the extent not exercised immediately prior to the Effective Time, will be cancelled.

The number and terms of the New Awards that you will receive depends on the exercise price of your Candela Awards, the price per Syneron ordinary share on the NASDAQ Global Select Market immediately prior to the Effective Time (currently expected to occur on January 5, 2010) and the extent to which you exercise your Candela Awards prior to the Effective Time.

Additional documentation with respect to New Awards will be sent to you following completion of the Merger.

In the meantime please feel free to contact me at 508-358-[xxxx] with any questions.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which includes a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions.  Candela Corporation has also filed the proxy statement/prospectus with the SEC.  Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials (when they become available) because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction.  The proxy statement/prospectus and the other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com.  Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS (WHEN THEY BECOME AVAILABLE) BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger.  Information about executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in the proxy statement/prospectus and in Amendment No. 1 to Candela Corporation’s Annual Report on Form 10-K, which was filed with the SEC on October 26, 2009, and is supplemented by other public filings made, and to be made, with the SEC.  Information about executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., management of the combined company, the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in the proxy statement/prospectus and the most recent Annual Report on Form 10-K and Form 20-F of Candela Corporation and Syneron Medical Ltd., respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document.  Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document.